UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):     October 23, 2008

www.bmhc.com

Building Materials Holding Corporation

Delaware	001-33192	91-1834269
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Embarcadero Center, Suite 3200, San Francisco, CA 94111

(415) 627-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard

Our common shares began trading on the OTC Bulletin Board (OTCBB) effective Thursday, October 30, 2008. The OTCBB market is a regulated quotation service that displays real-time quotes, last-sale prices and volume information for over 3,000 companies. Our common shares are traded on the OTCBB market under the symbol BLGM.

Quotes for our common shares can be found at www.otcbb.com. For more information, call (415) 627-9100.

A copy of our related news release is attached as Exhibit 99.1.

On October 29, 2008, we furnished a Form 8-K disclosing the market in which our common shares were trading. We are providing this amendment to that initial Form 8-K to make final disclosure of the market in which our common shares are trading.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit
Number	Description

99.1	News release dated October 30, 2008

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Building Materials Holding Corporation

Date: October 30, 2008	/s/ Paul S. Street
Paul S. Street Senior Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

Exhibit Index

Exhibit
Number	Description

99.1	News release dated October 30, 2008